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                                                                   EXHIBIT 10.31


                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

        THIS AMENDMENT NO. 1 (the "AMENDMENT") is made as of September 7, 1999, by and between WOMEN.COM NETWORKS, INC., a Delaware corporation (the "COMPANY") and HEARST COMMUNICATIONS, INC., a Delaware corporation ("PURCHASER") to the Stock Purchase Agreement dated July 9, 1999 by and between such parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

                                    RECITALS

        WHEREAS, The Company (formerly named Hearst HomeArts, Inc.) and Purchaser entered into that certain Stock Purchase Agreement dated July 9, 1999 attached hereto as EXHIBIT A (the "PURCHASE AGREEMENT"); and

        WHEREAS, in accordance with Section 9(g) of such Purchase Agreement, the Company and Purchaser desire to amend such Purchase Agreement to provide for the modifications as herein provided for.

        NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the undersigned hereby agree as follows:

                                    AGREEMENT

1. Section 1 of the Purchase Agreement is amended and restated to read in full as follows:

        "1. PURCHASE AND SALE OF STOCK. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser 1,250,000 shares of the Company's Common Stock at a per share price equal to $11.00 per share (the "STOCK"); provided, however, if the Closing (as defined below) has not occurred prior to the effective date of the registration statement relating to the Company's initial public offering (the "INITIAL PUBLIC OFFERING") the Purchaser shall purchase such Stock at a per share price equal to the per share price to the public in the Initial Public Offering and the Closing (as defined below) shall be concurrent with the closing of the Initial Public Offering. Except as otherwise provided for herein, the closing hereunder (the "CLOSING"), including payment for and delivery of the Stock shall occur at 10:00 a.m P.D.T. at the offices of Cooley Godward LLP, counsel to the Company, 3000 Sand Hill Road, Building Three, Suite 230, Menlo Park, CA 94025 on September 7, 1999.

2. Section 2 of the Purchase Agreement shall be amended and restated in its entirety as follows:

        "2. PRICE ADJUSTMENT. Notwithstanding the foregoing, if the Company sells shares in its Initial Public Offering pursuant to an underwriting agreement with its underwriters relating to the Company's Initial Public Offering at a price to the public below $11.00 per share (the "PUBLIC PRICE"), or if the Company sells shares in a private placement prior to the Initial Public Offering at a price below $11.00 per share (the "PRIVATE PRICE"), the Purchaser shall receive additional

                                       1.
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        shares of Stock for no additional consideration (the "ADDITIONAL
        SHARES") based on the following formula: Additional Shares = (a) 1,250,000 shares of Stock subtracted from (b) $13,750,000 divided by the Public Price or the Private Price, as applicable."

3. Section 7 of the Purchase Agreement shall be amended to eliminate Section 7(d) in its entirety.

4. Section 8 of the Purchase Agreement shall be amended to eliminate Section 8(e) in its entirety.

5. Section 9 of the Purchase Agreement shall be amended to eliminate Section 9(a) in its entirety.

6. Except as set forth in this Amendment, the Purchase Agreement shall remain in full force and effect.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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        IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of the day and year first set forth above.

WOMEN.COM NETWORKS, INC.               HEARST COMMUNICATIONS, INC.


By: /s/ Marleen McDaniel               /s/ Jim Asher
    ------------------------------     -------------------------------
                                       (Signature)


Name: Marleen McDaniel                 By: Jim Asher
      ----------------------------         ----------------------------

Title: President and CEO               Title:
       ---------------------------           -------------------------

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                                    EXHIBIT A

                            STOCK PURCHASE AGREEMENT